Exhibit 99

Silicon Labs Grows Revenue 46% in Third Quarter 2022

IoT leader remains well-positioned for long-term growth amid an uncertain macroeconomic environment

AUSTIN, Texas – October 26, 2022 – Silicon Labs (NASDAQ: SLAB), a leader in secure, intelligent wireless technology for a more connected world, reported robust financial results for the third quarter, which ended October 1, 2022. Revenue met the midpoint of the guidance range at $270 million, up 3% sequentially and 46% year-on-year. Silicon Labs saw revenue growth across both its Industrial & Commercial and Home & Life businesses.

“Silicon Labs delivered another quarter of strong performance, generating record revenue and operating results ahead of model,” said Matt Johnson, President and Chief Executive Officer at Silicon Labs. “We continue to gain market share and achieve strong design win momentum. We remain confident in our ability to lead and scale in the IoT market despite an increasingly challenging macroeconomic environment.”

Third Quarter Financial Highlights

●	Revenue increased to $270 million, up 3% sequentially and 46% year-on-year
●	Industrial & Commercial revenue for the quarter was $146 million, up 56% year-on-year
●	Home & Life revenue for the quarter was $124 million, up 36% year-on-year
●	Gross margin of 61% was favorable due to product mix in the quarter

Results on a GAAP basis:

●	GAAP gross margin was 61%
●	GAAP R&D expenses were $85 million
●	GAAP SG&A expenses were $51 million
●	GAAP operating income as a percentage of revenue was 11%
●	GAAP diluted earnings per share were $0.60

Results on a non-GAAP basis, excluding the impact of stock compensation, amortization of acquired intangible assets, and certain other items as set forth in the below GAAP to Non-GAAP reconciliation tables were as follows:

●	Non-GAAP gross margin was 61%
●	Non-GAAP R&D expenses were $69 million
●	Non-GAAP SG&A expenses were $43 million

●	Non-GAAP operating income as a percentage of revenue was 20%
●	Non-GAAP diluted earnings per share were $1.21

Business Highlights

●	Hosted the third annual virtual Works With Conference, which drew more than 7,000 registrants from 1,600 unique companies signing up for 67,000 individual sessions. Works With is the premier developer conference for the IoT industry and brings together top technology brands, device manufacturers, industry alliances, designers, and ecosystem providers to build skills, share insights and lead the way toward a more unified wireless experience.

●	Announced several new products, including the expansion of the Series 2 SoC family:

●	Complete Matter development solutions providing support for Matter over Wi-Fi, Matter over Thread, Bluetooth Low Energy (LE) commissioning, and Matter bridges to Zigbee and Z-Wave, ahead of the Connectivity Standards Alliance release of Matter 1.0 on October 4.

●	The Silicon Labs Pro Kit for Amazon Sidewalk, the first end-to-end development platform for Amazon Sidewalk with complete connectivity support. The development kit offers differentiated security with Secure Vault™, sub-gigahertz (GHz) and Bluetooth LE connectivity, and the software and tools for Sidewalk device makers, designers, and developers to get to market faster.

●	The FG25 SoC and EFF01 Front End Module (FEM), a new flagship SoC and power amplifier for Wi-SUN, which, when used together, are designed to provide a sub-gigahertz (GHz) transmission range of up to 3 kilometers in dense urban environments with no data loss.

●	The SiWx917, Silicon Labs' first Wi-Fi 6 and Bluetooth LE SoC family, designed to be the lowest power, longest battery life Wi-Fi 6 and Bluetooth LE combination SoC in the industry.

●	Recognized for excellence as a supplier by three customers, a particularly notable achievement given the challenging supply environment:

●	Awarded Cisco’s Emerging Supplier of the Year, recognizing Silicon Labs for demonstrating excellence in all of Cisco’s core performance areas – quality, technology, flexibility, and productivity, and exceeding expectations to support the success of Cisco and its customers.

●	Named as a finalist for Acuity Brands’ Supplier of the Year award and commended for our strong partnership during a challenging year.

●	Named Collaborator of the Year and a Supplier of the Year by Schneider Electric, marking our performance and close relationship

●	Held an official inauguration ceremony at Silicon Labs’ new, expanded office in Hyderabad, India. This will be Silicon Labs’ largest global center for engineering and wireless connectivity innovation.

Business Outlook

The company expects fourth-quarter revenue to be between $245 to $255 million. The company also estimates the following results:

On a GAAP basis:

●	GAAP gross margin of approximately 60%
●	GAAP operating expenses of approximately $132 million
●	GAAP effective tax rate of approximately 35%
●	GAAP diluted earnings per share between $0.35 to $0.45

On a non-GAAP basis, excluding the impact of stock compensation, amortization of acquired intangible assets, and certain other items as set forth in the reconciliation tables:

●	Non-GAAP gross margin of approximately 60%
●	Non-GAAP operating expenses of approximately $109 million
●	Non-GAAP effective tax rate of approximately 25%
●	Non-GAAP diluted earnings per share between $0.93 to $1.03

Earnings Webcast and Conference Call

Silicon Labs will host an earnings conference call to discuss the quarterly results and answer questions at 7:30 am CDT today. An audio webcast will be available on Silicon Labs' website (www.silabs.com) under Investor Relations. In addition, the company will post an audio recording of the event at silabs.com/investors and make a replay available through November 2, 2022, online or by calling (877) 344-7529 (US) or (412) 317-0088 (international) and entering access code 3274420.

About Silicon Labs

Silicon Labs (NASDAQ: SLAB) is a leader in secure, intelligent wireless technology for a more connected world. Our integrated hardware and software platform, intuitive development tools, thriving ecosystem, and robust support make us an ideal long-term partner in building advanced industrial, commercial, home and life applications. We make it easy for developers to solve complex wireless challenges throughout the product lifecycle and get to market quickly with innovative solutions that transform industries, grow economies, and improve lives. silabs.com

Forward-Looking Statements

This press release contains forward-looking statements based on Silicon Labs’ current expectations. The words “believe”, “estimate”, “expect”, “intend”, “anticipate”, “plan”, “project”, “will”, and similar phrases as they relate to Silicon Labs are intended to identify such forward-looking statements. These forward-looking statements reflect the current views and assumptions of Silicon Labs and are subject to various risks and uncertainties that could cause actual results to differ materially from expectations. Among the factors that could cause actual results to differ materially from those in the forward-looking statements are the following: the competitive and cyclical nature of the semiconductor industry; the challenging macroeconomic environment; geographic concentration of manufacturers, assemblers, test service providers and customers in Asia that subjects Silicon Labs’ business and results of operations to risks of natural disasters, epidemics or pandemics, war and political unrest; risks that demand and the supply chain may be adversely affected by military conflict (including between Russia and Ukraine), terrorism, sanctions or other geopolitical events globally; risks that Silicon Labs may not be able to maintain its historical growth; quarterly fluctuations in revenues and operating results; difficulties developing new products that achieve market acceptance; risks associated with international activities (including trade barriers, particularly with respect to China); intellectual property litigation risks; risks associated with acquisitions and divestitures; product liability risks; difficulties managing and/or obtaining sufficient supply from Silicon Labs’ distributors, manufacturers and subcontractors; dependence on a limited number of products; absence of long-term commitments from customers; inventory-related risks; difficulties managing international activities; risks that Silicon Labs may not be able to manage strains associated with its growth; credit risks associated with its accounts receivable; dependence on key personnel; stock price volatility the impact of COVID-19 on the U.S. and global economy; debt-related risks; capital-raising risks; the timing and scope of share repurchases and/or dividends; average selling prices of products may decrease significantly and rapidly; information technology risks; cyber-attacks against Silicon Labs’ products and its networks and other factors that are detailed in the SEC filings of Silicon Laboratories Inc. Silicon Labs disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. References in this press release to Silicon Labs shall mean Silicon Laboratories Inc.

Note to editors: Silicon Laboratories, Silicon Labs, the “S” symbol, and the Silicon Labs logo are trademarks of Silicon Laboratories Inc. All other product names noted herein may be trademarks of their respective holders.

CONTACT: Thomas Haws, Investor Relations Manager, (512) 416-8500, investor.relations@silabs.com

Silicon Laboratories Inc.

Condensed Consolidated Statements of Income

(In thousands, except per share data)

(Unaudited)

	Three Months Ended		Nine Months Ended
	October 1, 2022	October 2, 2021	October 1, 2022	October 2, 2021
Revenues	$269,817	$184,831	$766,781	$512,180
Cost of revenues	104,232	75,322	281,521	214,619
Gross profit	165,585	109,509	485,260	297,561
Operating expenses:
Research and development	84,624	72,656	245,677	201,503
Selling, general and administrative	50,738	46,128	144,398	131,535
Operating expenses	135,362	118,784	390,075	333,038
Operating income (loss)	30,223	(9,275)	95,185	(35,477)
Other income (expense):
Interest income and other, net	4,672	1,476	9,616	3,100
Interest expense	(1,527)	(6,595)	(4,874)	(24,405)
Income (loss) from continuing operations before income taxes	33,368	(14,394)	99,927	(56,782)
Provision for income taxes	14,188	9,386	36,871	12,543
Equity-method earnings	1,819	4,040	2,985	5,938
Income (loss) from continuing operations	20,999	(19,740)	66,041	(63,387)
Income from discontinued operations, net of income taxes	--	2,106,796	--	2,183,884

Net income	$20,999	$2,087,056	$66,041	$2,120,497

Basic earnings (loss) per share:
Continuing operations	$0.62	$(0.45)	$1.84	$(1.44)
Net income	$0.62	$48.11	$1.84	$48.08

Diluted earnings (loss) per share:
Continuing operations	$0.60	$(0.45)	$1.79	$(1.44)
Net income	$0.60	$46.76	$1.79	$46.71

Weighted-average common shares outstanding:
Basic	34,079	43,385	35,935	44,103
Diluted	34,779	44,634	36,968	45,394

Non-GAAP Financial Measurements

In addition to the GAAP results provided throughout this document, Silicon Labs has provided non-GAAP financial measurements on a basis excluding non-cash and other charges and benefits. Details of these excluded items are presented in the tables below, which reconcile the GAAP results to non-GAAP financial measurements.

The non-GAAP financial measurements do not replace the presentation of Silicon Labs’ GAAP financial results. These measurements provide supplemental information to assist management and investors in analyzing Silicon Labs’ financial position and results of operations. Silicon Labs has chosen to provide this information to investors to enable them to perform meaningful comparisons of past, present and future operating results and as a means to emphasize the results of core on-going operations.

Unaudited Reconciliation of GAAP to Non-GAAP Financial Measures

(In thousands, except per share data)

	Three Months Ended October 1, 2022
Non-GAAP Income Statement Items	GAAP Measure	GAAP Percent of Revenue	Stock Compensation Expense	Intangible Asset Amortization	Non- GAAP Measure	Non-GAAP Percent of Revenue
Revenues	$269,817
Gross profit	165,585	61.4%	$288	$--	$165,873	61.5%
Research and development	84,624	31.4%	8,788	7,305	68,531	25.4%
Selling, general and administrative	50,738	18.8%	6,874	829	43,035	15.9%
Operating income	30,223	11.2%	15,950	8,134	54,307	20.1%

	Three Months Ended October 1, 2022
Non-GAAP Earnings Per Share	GAAP Measure	Stock Compensation Expense*	Intangible Asset Amortization*	Equity-Method Investment Adjustments*	Income Tax Adjustments	Non- GAAP Measure
Net income	$20,999	$15,950	$8,134	$(1,819)	$(1,052)	$42,212
Diluted shares outstanding	34,779					34,779
Diluted earnings per share	$0.60					$1.21

* Represents pre-tax amounts

Unaudited Forward-Looking Statements Regarding Business Outlook

(In millions, except per share data)

Business Outlook	Three Months Ending December 31, 2022
	GAAP Measure	Non-GAAP Adjustments*	Non-GAAP Measure
Gross margin	60%	0%	60%
Operating expenses	$132	$(23)	$109
Effective tax rate	35%	(10)%	25%
Diluted earnings per share - low	$0.35	$0.58	$0.93
Diluted earnings per share - high	$0.45	$0.58	$1.03

* Non-GAAP adjustments include the following estimates: stock compensation expense of $16.9 million, intangible asset amortization of $6.7 million, and the associated tax impact from the aforementioned items.

Silicon Laboratories Inc.

Condensed Consolidated Balance Sheets

(In thousands, except per share data)

(Unaudited)

	October 1, 2022	January 1, 2022
Assets
Current assets:
Cash and cash equivalents	$483,277	$1,074,623
Short-term investments	893,131	964,582
Accounts receivable, net	76,672	98,313
Inventories	88,447	49,307
Prepaid expenses and other current assets	84,109	51,748
Total current assets	1,625,636	2,238,573
Property and equipment, net	151,610	146,516
Goodwill	376,389	376,389
Other intangible assets, net	91,650	118,978
Other assets, net	91,012	77,839
Total assets	$2,336,297	$2,958,295

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$81,676	$47,327
Current portion of convertible debt, net	--	450,599
Deferred revenue and returns liability	11,705	13,849
Other current liabilities	112,320	157,052
Total current liabilities	205,701	668,827
Convertible debt, net	529,062	--
Other non-current liabilities	49,890	77,044
Total liabilities	784,653	745,871
Commitments and contingencies
Stockholders’ equity:
Preferred stock – $0.0001 par value; 10,000 shares authorized; no shares issued	--	--
Common stock – $0.0001 par value; 250,000 shares authorized; 33,530 and 38,481 shares issued and outstanding at October 1, 2022 and January 1, 2022, respectively	3	4
Retained earnings	1,568,108	2,214,839
Accumulated other comprehensive loss	(16,467)	(2,419)
Total stockholders’ equity	1,551,644	2,212,424
Total liabilities and stockholders’ equity	$2,336,297	$2,958,295

Silicon Laboratories Inc.

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Nine Months Ended
	October 1, 2022	October 2, 2021
Operating Activities
Net income	$66,041	$2,120,497
Adjustments to reconcile net income to net cash provided by operating activities of continuing operations:
Income from discontinued operations, net of income taxes	--	(2,183,884)
Depreciation of property and equipment	16,514	12,925
Amortization of other intangible assets	27,328	33,971
Amortization of debt discount and debt issuance costs	1,492	17,278
Loss on extinguishment of convertible debt	3	3,370
Stock-based compensation expense	43,213	36,916
Equity-method earnings	(2,985)	(5,938)
Deferred income taxes	(13,126)	(3,132)
Changes in operating assets and liabilities:
Accounts receivable	21,641	22,573
Inventories	(39,100)	(11,320)
Prepaid expenses and other assets	(28,404)	33,536
Accounts payable	26,694	(4,522)
Other current liabilities and income taxes	17,962	(10,981)
Deferred revenue and returns liability	(2,144)	(1,657)
Other non-current liabilities	(7,713)	(11,388)
Net cash provided by operating activities of continuing operations	127,416	48,244

Investing Activities
Purchases of marketable securities	(579,507)	(1,212,572)
Sales of marketable securities	42,952	194,492
Maturities of marketable securities	597,399	173,924
Purchases of property and equipment	(20,057)	(19,468)
Purchases of other assets	--	(578)
Net cash provided by (used in) investing activities of continuing operations	40,787	(864,202)

Financing Activities
Payments on debt	(21)	(140,572)
Repurchases of common stock	(681,695)	(688,373)
Payment of taxes withheld for vested stock awards	(14,732)	(21,393)
Proceeds from the issuance of common stock	6,366	8,619
Net cash used in financing activities of continuing operations	(690,082)	(841,719)

Discontinued Operations
Operating activities	(69,467)	69,685
Investing activities	--	2,747,684
Net cash provided by (used in) discontinued operations	(69,467)	2,817,369

Increase (decrease) in cash and cash equivalents	(591,346)	1,159,692
Cash and cash equivalents at beginning of period	1,074,623	202,720
Cash and cash equivalents at end of period	$483,277	$1,362,412